Exhibit 99.1

Citius Pharmaceuticals, Inc. Corporate Presentation Winter 2020 - 21 NASDAQ: CTXR

2 NASDAQ: CTXR This presentation has been prepared by Citius Pharmaceuticals, Inc. (the “Company”) for informational purposes only and not for any other purpose. Nothing contained in this presentation is, or should be construed as, a recommendation, promise or representation by the Company or any director, employee, agent, or adviser of the Company. This presentation does not purport to be all - inclusive or to contain all of the information you may desire. The information contained in this presentation and the comments and remarks of the representatives of the Company made during any presentation to which this presentation relates are integrally related and, as such, are intended to be delivered and understood together. Information provided in this presentation speaks only as of the date hereof. The Company assumes no obligation to update any statement after the date of this presentation as a result of new information, subsequent events or any other circumstances. This presentation also includes express and implied forward - looking statements regarding the current expectations, estimates, opinions and beliefs of the Company that are not historical facts. Such forward - looking statements may be identified by words such as “believes”, “expects”, “endeavors”, “anticipates”, “intends”, “plans”, “estimates”, “projects”, “should”, “objective ” a nd variations of such words and similar words. The accuracy of such statements is dependent upon future events, and involves known and unknown risks, uncertainties and other factors beyond the Company’s control that may cause actual results to diffe r materially from what is presented herein. Investors are strongly encouraged to carefully review the Company’s SEC filings f or a listing of the risks that could cause actual results to differ from these forward looking statements. These forward - looking statements speak only as of the date of this presentation and should not be construed as statements of facts. Disclaimer 2

3 NASDAQ: CTXR Olympic Motto: “ Citius , Altius, Fortius ” ( Faster , Higher, Stronger) Company Overview Four Active Programs with a Late Stage Lead Asset Mino - Lok in late Phase 3; favorable review received for Futility Analysis by Data Monitoring Committee (12/2019); favorable review for safety and efficacy analysis in September (2020). Large Market Needs CRBSI market estimated to be >$1.8 B worldwide; ARDS market large with no approved therapies; TE infection prevention estimated at >$0.4 B worldwide; Rx hemorrhoid market estimated at >$2.0 B in US. Expert Team to Execute Management has history of >$1B in pharma M&A; Scientific Advisors are key KOL’s in infectious disease, breast surgery, pulmonology (ARDS). Management Commitment Management / Founders have invested $26.5 million into the company Have persevered with clinical research in the Covid - 19 pandemic. 3

4 NASDAQ: CTXR Management Leonard Mazur, Director and Executive Chairman • Founder/co - founder of: Genesis, Triax , Akrimax , and others Myron Holubiak, Director, CEO and President • Former President of Roche Laboratories, Inc. Jaime Bartushak, EVP, Chief Financial Officer • Over 20 years experience in corporate finance, M&A, and strategic planning Myron Czuczman, M.D., EVP, Chief Medical Officer • Recent Therapeutic Area Head and Vice President of the Clinical Research and Development Global Lymphoma/CLL Program at Celgene • Former Chief, Lymphoma/Myeloma service at Roswell Park Comprehensive Cancer Center in Buffalo • Has published more than 180 peer - reviewed journal articles Gary Talarico, EVP, Operations • Has led commercial activities for many corporate expansions and start - ups, including Reliant Pharma and Ventiv Health Alan Lader, Ph.D , VP, Clinical Operations • Over 25 years of experience in medical research, former Instructor in Medicine at Harvard Medical School and Brigham and Women’s Hospital Andrew Scott, VP, Business Development • 20 years of transactional experience in strategic planning, product identification, asset acquisition, and capital markets communication 4

5 NASDAQ: CTXR Program Estimated Market (Worldwide) Preclinical Phase I Phase II Phase III Mino - Lok® Treat CVC Infections > $1.5B CITI - 002 (Halo - Lido) Rx Therapy for Hemorrhoids > $2B CITI - 101 (Mino - Wrap) Prevent Infections Associated with Breast Implants > $400M CITI - 401 ( i MSC ) Treat ARDS Multi - billion Next milestone: IND (exp Q1 2021); Ph 2B Initiated (exp Q2) IND by Q4’21 Interim Safety/Efficacy Analysis (Sep); Last Pat. Visit est. Q2’21 Unique Pipeline in Progressive Stages (current as of 12/2020*) IND by Q4’21 * Best estimate, subject to impact of Covid pandemic on clinical trial conduct. 5

LEAD PRODUCT Minocycline/EDTA/Ethanol Antibiotic Lock Therapy for Salvaging Catheters That Cause Bloodstream Infections Mino - Lok®

7 Bioﬁlm Formation Protects Colonies • Pathogens attach to the surface of the lumen in a central venous catheter and form colonies. • Colonies grow and exude a fibrous glycocalyx that protects the organisms from antibiotics, even when shown to be sensitive in vitro. Micrograph of Biofilm in Central Venous Catheter

8 NASDAQ: CTXR BUT Infection Rates + Poor SOC Leads to Death & Morbidity Infections are Common & Dangerous Of the 7,000,000 CVCs used annually in US, up to 472,000 become infected leading to serious, life threatening infections called CRBSI/CLABSI. 1 These infections are associated with 12 - 25% mortality and morbidity. 2 Hospitals are penalized for reporting high infection rates, not to mention, incur an attributable cost of $46,000 to $65,000 per episode SOC is a Poor Option for Patients & Hospitals Current SOC is to remove and replace (R&R) the CVC, while treating with systemic antibiotics Catheter R&R causes physical and psychological symptoms in 57% to 67% of patients. 3 R&R is difficult for many patients, due to unavailability of other accessible vascular sites and the need to maintain infusion therapy Cost for just the R&R procedure is ~$10,000 Mino - Lok is the first – and only – therapy under investigation that can be used to sterilize and salvage the infected CVC avoiding the complications, discomfort and costs of removal and replacement. Sources: 1. Shah H., Bosch W., Hellinger W. C., Thompson K. M. (2013). Intravascular catheter - related bloodstream infection. Neurohospitalist 3, 144 – 151. doi : 10.1177/1941874413476043. 2. Antoňáková Němčíková A, Bednárovská E. Catheter - related bloodstream infections: do we know all of it? Klin Onkol . 2017;30(6):405 – 411. doi : 10.14735/amko2017405. 3. Chaftari , AM et al,. Unnecessary Removal of CVCs in Cancer Patients with CRBSI: Impact on Symptom Burden. Poster presentation at ID W eek 2017, Infectious Diseases Society of America (IDSA)Oct 04 - 08, 2017 THE PROBLEM: CVCs are a Lifeline for Cancer Patients 8

CVC Remove and Replace (R&R) Complications

R&R procedures are invasive and discomforting to patient.

R&R Procedures are costly and usually require additional hospital stay.

Complications include infection, thrombosis, occlusion, and mechanical complications.

- Infectious complications are reported to occur in 5% to 26% of patients;
- Mechanical complications in 5% to 19%; and,
- Thrombotic complications in 2% to 26%.[1,2]

Mechanical complications associated with the insertion of CVCs include arterial puncture, hematoma, hemothorax, pneumothorax, arterial-venous fistula, venous air embolism, nerve injury, thoracic duct injury (left side only), intraluminal dissection, and puncture of the aorta.[3]

Catheter removal and reinsertion causes physical and psychological symptoms in 57% to 67% of patients, respectively.[4]



Sources (NCBI: Annals of Translational Medicine):
1. McGee DC, Gould MK.. Preventing complications of central venous catheterization. N Engl J Med 2003;348:1123-33.
2. Merrer J, De Jonghe B, Golliot F, et al. Complications of femoral and subclavian venous catheterization in critically ill patients: a randomized controlled trial. JAMA 2001;286:700-7.
3. Polderman KH, Girbes AJ.. Central venous catheter use. Part 1: mechanical complications. Intensive Care Med 2002;28:1-17.
4. Chaftari, AM et al,. Unnecessary Removal of CVCs in Cancer Patients with CRBSI: Impact on Symptom Burden. Poster presentation at ID Week 2017, Infectious Diseases Society of America (IDSA)Oct 04 - 08, 2017

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10 NASDAQ: CTXR Locking a Catheter is a Standard Operating Procedure 1. Using Mino - Lok does not require any novel methodologies. 2. Any RN or LPN or Technician can perform the procedure. 3. There is no change in normal workflow and does not require exceptional training. 4. The patient does not experience any sensations similar to the threading of a central line through a vein or artery. 5. The procedure does not require any change to the tunneling or change in placement of the central line. 6. No anesthesia (general or local) is needed. 7. Standard sterile techniques still apply. *Mino - Lok Ρ is not flushed into the venous system. Locking a Central Venous Line with Mino - Lok® 10

11 NASDAQ: CTXR Phase 2b Trial Results Parameter Mino - Lok Arm N ( % ) Control Arm N ( % ) Patients 30 (100%) 60 (100%) Cancer Type - Hematologic 20 (67) 48 (80) - Solid tumor 10 (33) 12 (20) ICU Admission 4 (13) 4 (7) Mech. Ventilator 3 (10) 0 (0) Bacteremia - Gram+ 17 (57)* 32 (53) - Gram - 14 (47)* 28 (47) Neutropenia (<500 ) 19 (63) 36 (60) Microbiologic Eradication 30 (100) 60 (100) - Relapse 0 (0) 3 (5) *** Complications 0 (0) 8 (13) SAEs related to R&R 0 (0) 6 (10) Overall Complication Rate 0 (0%) 11** (18%) *1 polymicrobial patient had Gr+ and Gr – organism cultured; ** 6 patients had >1 complication; ***all 3 CVCs were removed within 1 month. 11

Mino-Lok® Phase 3 Pivotal Trial Design

Multi-center, randomized, open label, blinded assessor, active control superiority study

(80% powered)

Adjunct in CLABSI/CRBSI

Patients with CRBSI/CLABSI (n~ 144)

R

Active Arm (n=72)
Mino-Lok® Solution

Control Arm (n=72)
Antibiotic Lock

Anticipated median time of 21 days vs. 38 days to achieve significance

Interim Analysis

Futility Performed at 35-40 Events and 60-70 Events for Superior Efficacy

Primary End Point

Comparison of "Time to Catheter Failure", TOC = 6 weeks

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Mino - Lok® Time - To - Catheter Failure Trial Design 0 10 20 30 40 50 60 70 80 90 100 0 10 20 30 40 50 60 Catheter Survival (%) Time (days) Kaplan - Meier Model ALT MLT 21 vs. 38 Day Difference in Median Number of Catheter Failures 13

Mino-Lok® Development Plan (estimated as of 12/2020*)


2015
2016
2017
2018
2019
2020
2021
Q1 Q2 Q3 Q4
Pivotal Phase 3 ALT Study
Phase 2
Chemistry and Manufacturing Control (CMC) Development
First Patient In
Interim Data
Futility Analysis
Interim Data
Safety/Efficacy Analysis
Anticipated Last Patient
2nd Trial Pediatric (if needed)
Registration Manufacturing and Stability
NDA Submission
FDA EOP2 Meeting
FDA CMC Meeting
FDA Interim Mtg.
FDA Review Mtg.
Commercial Preparation

* Best estimate, subject to impact of Covid pandemic on clinical trial conduct.

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15 NASDAQ: CTXR Regulatory Protection Qualified Infectious Disease Product (US) • Eligibility for Fast Track Status, enables frequent communication and collaboration with FDA; • Priority Review, reduces the NDA review time from 12 to 6 months; and, • Market Exclusivity, grants an additional 5 years of market exclusivity at NDA, combined with Hatch - Waxman. Fast Track Designation (US) • Fast Track expedites review of drugs which treat a serious or life - threatening condition and fills an unmet medical need. • More frequent meetings with FDA to discuss the development plan and ensure collection of appropriate data needed to support approval; • More frequent correspondence with FDA about the design of the clinical trials; • Rolling review allows for completed sections of the New Drug Application (NDA) to be submitted and reviewed by FDA rather than waiting until the entire application is compiled and submitted for review. Supplementary Protection Certificate (EU) • Extends patent protection up to 5 years for medicinal products which must undergo lengthy testing and clinical trials. 15

Competitive Landscape

*There are **no products** being developed for **treatment** of infected central venous lines.*

Company/Source	Product/Components	Status	Features/Weaknesses
CorMedix	DefenCath™ (Neutrolin®) taurolidine, citrate, heparin	NDA accepted by the FDA in August 2020 PDUFA date 2/28/2021 Available in Europe (CE Mark)	**Prevention only** Anti-infective only being used in prophylaxis

No company has United States regulatory approval. CorMedix is focused on development of lock solutions for the prevention of CRBSI in hemodialysis (HD) patients. There are no lock solutions in development for treating CRBSI patients and salvaging indwelling, infected CVCs. The current standard-of-care is to treat the bacteremia while removing and replacing the CVC usually in a new vascular access site.

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17 NASDAQ: CTXR Mino - Lok® (minocycline/disodium EDTA/ethyl alcohol) Treats catheter - related blood stream infections (CRBSIs). Penetrates biofilm, eradicates bacteria and salvages infected, indwelling vascular catheters while providing anti - clotting properties. Salvages central venous access in patients highly dependent on central lines and avoids the serious and expensive complications and morbidities associated with catheter removal and reinsertion. Expected to be indicated as adjunctive therapy for the treatment of Catheter - Related Blood Stream Infections (CRBSI) in combination with appropriate systemic antibiotic(s). Would have worldwide rights with appx. 16 years of exclusivity at time of launch. A major step forward in addressing a serious unmet medical need. 17

NoveCite induced Mesenchymal Stem Cells (“ i - MSCs”)

19 Citius Pharmaceuticals, Inc. • late - stage specialty pharmaceutical company • critical care products (anti - infectives and cancer care) • Mino - Lok, Mino - Wrap, and Halo - Lido. NASDAQ (CTXR) Novellus Therapeutics • pre - clinical stage biotechnology company • patented non - immunogenic mRNA technology • gene editing, mutation - free & footprint - free cell reprogramming. • Novellus is privately held. NoveCite Biotherapeutics • Worldwide license for i - MSCs for acute respiratory conditions • main focus is on ARDS associated with COVID - 19 • developing the next generation of mesenchymal stem cells • NoveCite cells are called i - MSCs • derived from an i - PSC master cell bank • NoveCite is a subsidiary of Citius

NoveCite i - MSC Compelling Unique Advantages 20 • Novellus mRNA cell reprogramming efficiently creates i - PSC cells ( i - PSCs are an ideal building - block for cell - based therapies) • Clonal i - PSC master cell bank is created – no batch - to - batch variation and footprint - free (no viral vectors) • Rapid production of i - MSCs (4 week differentiation from i - PSC master cell bank) • Significantly greater expansion ability than donor - derived cells • Higher level secretion of many immunomodulatory proteins (vs. donor - derived MSCs) results in higher potency and anti - inflammatory effects • NoveCite i - MSCs will be allogeneic (‘off - the - shelf’) and supplied in frozen, ready - to - use IV bags.

Proprietary mRNA Technology – Non - Immunogenic Ribolog Œ evades the innate immune system and is recognized by the ribosome as mRNA, resulting in no immunogenicity, high protein expression and ability for repeat dose 21 Novellus’s RiboLog Ρ Native mRNA is recognized by the innate immune system so is highly immunogenic, resulting in lower protein expression and no ability for repeat dose

i-MSC Advantages: Production in 30 Days

i-PSC Production Process & Proof of *i*-PSCs

- **6 days of 5 non-immunogenic mRNAs encoding reprogramming factors**
- **Mutation-free, extensively characterized *i*-PSCs, unlimited supply**



Day 0
Day 3
Day 4
Day 5
Day 6
Day 7
Day 9
Day 10
Day 12
Day 13
Day 14

Proof of iPSC Pluripotency* Demonstrated



P.E.
C.E.
Ca
Ca

*formation of the three "germ layers"

i-MSC Production Process & Proof of MSCs

i-PSCs





Day 4
MSC medium
Day 9
Passage
Day 19
Passage
Day 29
Passage
Day 0
Induction medium
Day 6
Passage
Day 13
Passage
Day 26
Passage

i-MSCs



- **mRNA generated**
- **Consistent**
- **Single-source**
- **Mutation-free**
- **Near unlimited supply**

Novellus iMSCs | Novellus iMSCs +25 days in diff. media



Adipocytes
Oil Red O stain

Novellus iMSCs | Novellus iMSCs +15 days in diff. media



Osteoblasts
Alizarin Red S stain

Novellus iMSCs | Novellus iMSCs +21 days in diff. media



Chondrocytes
Alcian Blue stain

- **Single-source**
- **Viral vector free**
- **"Pristine" (less senescent)**
- **More potent**
- **Can be genetically modified**

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i - MSCs Advantages: Greater Expansion Potential 23 Growth Curve Telomere Length i - MSCs exhibit greater expansion potential – mRNA process restores telomeres to yield >70 population doublings “BM - MSCs” = bone marrow - derived MSCs *Data on file (Novellus) BM - MSCs

NoveCite i - MSC Summary 24 • Novellus mRNA cell reprogramming efficiently creates i - PSC cells ( i - PSCs are an ideal building - block for cell - based therapies) • Clonal i - PSC master cell bank is created – no batch - to - batch variation and footprint - free (no viral vectors) • Rapid production of i - MSCs (4 week differentiation from i - PSC master cell bank) • Significantly greater expansion ability than donor - derived cells • Higher level secretion of many immunomodulatory proteins (vs. donor - derived MSCs) results in higher potency and anti - inflammatory effects • NoveCite i - MSCs will be allogeneic (‘off - the - shelf’) and supplied in frozen, ready - to - use IV bags.

NoveCite i - MSCs: ARDS in COVID - 19 SARS - CoV - 2 Severe acute respiratory syndrome coronavirus 2 25

ARDS Lung Normal ARDS a type of respiratory failure characterized by rapid onset of widespread inflammation and fluid accumulation in the lungs. ARDS impairs the lungs’ ability to exchange oxygen for carbon dioxide Symptoms includes shortness of breath, rapid breathing, and bluish skin coloration; for those who survive, a decreased quality of life is common Drug Treatments No FDA approved drug therapy for ARDS Clinical Management supportive care, through the use of ventilator, as well as fluid management, and in some instances, extracorporeal membrane oxygenation and/or glucocorticoids Acute Respiratory Distress Syndrome (ARDS) 26

i - MSC Advantages: Levels of Immunomodulator Secretion 27 i - MSCs secrete higher levels of many immunomodulatory proteins Example: MMP - 1 = 6,500 pg/ml MMP - 1 = 330 pg/ml Example: VEGF - A = 10,800 pg/ml VEGF - A = 3,000 pg/ml Example: MMP - 1 = 6,500 pg/ml MMP - 1 = 330 pg/ml *MMP - 1: member of the MMP family which contribute to homeostasis and a variety of physiological processes (e.g. immunity, wound healing, angiogenesis) **VEGF - A: mediates the growth of new blood vessels from pre - existing vessels (angiogenesis) *Data on file (Novellus) Novellus iMSCs Commercial BM - MSCs

NoveCite i - MSC Mouse Study

i-MSCs vs. MSCs: Therapeutic Effect in MS Mouse Model

Novellus *i*-MSCs improve clinical score in an EAE mouse model

- Tail-vein injection of 20 million *i*-MSCs/kg improved score ($p<0.001$)
- Donor-derived MSCs had little/no effect at 20 million and 40 million cells/kg



Clinical score (points)
1: Naïve
2: Disease
3: MSCs (500k cells)
4: Citius iMSCs (500k cells)
5: MSCs (1MM cells)
Study Days
** p<0.001, n=55



4= Complete hind limb paralysis
3=Partial hind limb paralysis
p<0.001, n= 55
2=Limp tail & hind limb weakness



bone marrow (BM)
BM-derived mesenchymal stem cell (MSC)
EAE mouse
non-immunogenic synthetic mRNA
Reprogramming
fibroblast
Oct4
Nanog
reprogramming factors
Therapeutic benefits
longer telomeres
anti-inflammatory proteins
Preventing demyelination
fibroblast
pluripotent stem cells (iPSCs)
iPSC MSC
EAE mouse

i-MSCs delayed disease progression and improved clinical score 43% improvement as compared to donor MSCs

EAE = Experimental Autoimmune Encephalomyelitis (resembles multiple sclerosis [MS])

Abstract 830: ***"Mesenchymal Stem Cells (MSCs) Generated Using mRNA Reprogramming Show Enhanced Growth Potential, Secretome,and Therapeutic Efficacy in a Demyelinating Disease Model"*** presented by Harris et al at ASGCT 23rd Annual Meeting, May 13, 2020

*Data on file (Novellus)

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ARDS Sheep Study

Interim Results: Very Strong Beneficial Effect of *i*-MSCs in Sheep Model of ARDS

P/F ratio


P/F Control vs Treatment *10^10
600
400
200
0
mmHg
bl
6
12
18
24
30
36
42
48
Control n=3, 3 out of 3
Treatment n=3, 3 out of 3

Improved Oxygenation

Norepinephrine Requirement


NE requirement Control vs Treatment *10^10
50
40
30
20
10
0
mL/hrs
bl
6
12
18
24
30
36
42
48
Time (hrs)
Control n=3, 3 out of 3
Treatment n=3, 3 out of 3

Less systemic shock

Pulmonary Lymph Flow


Lymph flow Control vs Treatment *10^10
100
80
60
40
20
0
mL/hrs
bl
12
24
36
48
Time (hrs)
Control n=3, 3 out of 3
Treatment n=3, 3 out of 3

Pulmonary Lymph Protein Loss


Lymph Protein Loss Control vs Treatment *10^10
200
150
100
50
0
bl
12
24
36
48
Time (hrs)
Control n=3, 3 out of 3
Treatment n=3, 3 out of 3

Reduced Lung Vascular Injury

Overview of findings: In this ovine model of severe ARDS the animals receiving *i*-MSCs demonstrated clear improvement over control animals of several critical clinical parameters: 1) oxygenation (improved); 2) systemic BP (less shock/less pressor support); and 3) lung/alveolar permeability (decrease in production of excess lung lymph flow and associated protein loss) which persisted throughout the 48 hour course of the experiment

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Our Solution – NoveCite i - MSCs Description: • Allogeneic (“off - the - shelf”) i - PSC - derived induced Mesenchymal Stem Cells • High potency i - MSCs – in vitro data showing exponentially higher secretion of immunomodulatory proteins vs. BM - derived MSCs • Footprint - free i - PSCs created using patented non - immunogenic mRNA process • Clonal cells, telomere restored, unlimited supply, lower COGs • “Superior” MSCs How Supplied/Administered: • Cells cryo - frozen 250 ml IV bag (saline), thawed and reconstituted with Plasmalyte prior to use • IV infusion: will evaluate dosing range between 1 - 10 million cells/kg to determine OBD (optimal biological dose); a second dose may be given, at 48 - 96 hours, based on patient’s clinical status Target Indication: • Treatment of ARDS in Covid - 19 patients Future Indications: • Treatment of acute inflammatory respiratory conditions 32

Clinical Development Plan (estimated as of 12/2020*)


2020
2021
2022
2023
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Pre-Clinical
And Clinical
POC (Sheep) studies
Pre-Clinical (tox) Studies
Phase 1 / 2 Clinical Study
Phase 3 Clinical Study
In vitro studies
Regulatory
FDA Pre-IND Consultations
IND
E of Ph2 Mtg
Pre-NDA Mtg
NDA Submission
Product and CMC
Product Development and Testing
i-MSC MCB
Chemistry and Manufacturing Control (CMC) Development

*Best estimate subject to impact of Covid pandemic on operations

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Mino - Wrap CITI - 101 Minocycline/Rifampin (M/R) Gelatin Film Bioabsorbable Extended Release Antimicrobial Wrap for the Prevention of Breast Tissue Expander Infections

35 NASDAQ: CTXR Mino - Wrap: Thesis The highest risk for TE - related infections occurs at the time of surgery and as long as drains remain in place (about two weeks post - operatively) and there are portals for microbial colonization. Mino - Wrap is a malleable, bioabsorbable, antimicrobial wrap that is placed over the TE in the surgical pocket as a solid film. It swells and liquefies in situ for a specified period of time providing extended protection against infection from the most likely pathogens. Mino - Wrap is designed to allow the temporary tissue expander to be inflated without any restrictions, and to prevent infection and biofilm formation on the implant over longer durations than current practice. The current standard of care (SOC) appears to be inadequate as the mean infection rate is very high compared to common surgical infection rates. 35

Mino-Wrap Development Plan (estimated as of 12/2020*)


2019
2020
2021
2022
2023
2024
Q1
Q2
Q3
Q4
Pre-Clinical And Clinical
Regulatory
Product and CMC
Concept Planning and Risk Analysis
Pre-Clinical Studies
Phase 2 Clinical Study
Phase 3 Study
FDA Pre IND Consult
IND Submission
EO Ph2 Meeting
Pre-NDA Meeting
Orphan drug request
NDA Submission
NDA Approval
Product Development and Testing
Chemistry and Manufacturing Control (CMC) Development

* Best estimate, subject to impact of Covid pandemic on operations.

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Halobetasol /Lidocaine Prescription Strength Topical for Symptomatic Hemorrhoid Treatment Halo - Lido CITI - 002

38 NASDAQ: CTXR CITI - 002 ( halobetasol + lidocaine) Citius’ product candidate would be the first FDA - approved prescription product to treat hemorrhoids in the US OTC Products are the Mainstay for Treatment of Grade I and II • Up to 5% of the U.S. population suffers from hemorrhoids, but there are no FDA - approved prescription products on the market • Over 10 million patients admit to symptoms of hemorrhoidal disease and one - third of them seek physician treatment • OTC hemorrhoid product sales are approximately 20 million units annually Existing Rx Treatments: “Grandfathered Products” • Several DESI topical cream formulations containing hydrocortisone and lidocaine are commonly prescribed to treat grade I and II hemorrhoids, but none are FDA - approved • In 2011, more than 4 million prescriptions were written in the U.S. for hemorrhoidal medications • Other topical DESI products for hemorrhoids contain hydrocortisone and pramoxine and have annual sales in excess of $80 million Commonly Used OTC Treatments Prescription, Non - approved Treatments 38

Halo/Lido Development Plan (estimated as of 12/2020*)


2015
2016
2017
2018
2019
2020
2021
Q1
Q2
Q3
Q4
Phase 2a Clinical Study
Product and Formulation Development
VCA
Phase 2b Clinical Study
Pre-Clinical Studies
PRO Mtg
FDA Type C meeting
IND Prep

* Best estimate, subject to impact of Covid pandemic on operations.

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40 NASDAQ: CTXR CITIUS Corporate Summary • Addressing attractive diversified multi - billion dollar opportunities – Adjunctive Cancer Care/Infectious Disease and Gastrointestinal Disease • Partnership with Novellus in developing highly promising i - MSC product • Partnership with MD Anderson Cancer Center in developing novel anti - infectives in cancer • Portfolio addressing recognized unmet medical needs with cost - saving or cost - effective solutions with low risk development pathways • Multiple staged near - term milestones anticipated • Highly experienced and successful Management Team, Board of Directors, and Scientific Advisory Board 40

41 NASDAQ: CTXR Financial Summary (as of 12/31/20) Current Cap Table Sha r es % of Fully Diluted Basic Shares Outstanding 55,576,996 64.7 % Warrants 26,831,988 31.3 % Options 3,390,166 3.9 % Unit Purchase Options 100 , 667 0. 1 % Fully Diluted Shares Outstanding 85,899,817 100% (1) Beneficial stock ownership as calculated under rules of the Securities Exchange Commission. Stock Price Current Price $ 1.02 52 Week High $ 1.97 52 Week Low $ 0 . 415 Principal Insider and Former Insider Shareholders (1) Leonard Mazur ( 28.4%) Myron Holubiak ( 6.4%) Reinier Beeuwkes, PhD ( 1.1%) Geoffrey Clark ( 1.1%) 41

42 NASDAQ: CTXR Citius Pharmaceuticals, Inc. 11 Commerce Drive First Floor Cranford, NJ 07016 www.citiuspharma.com Investor Relations Contact : Andrew Scott – V.P., Corporate Development (908) 967 - 6677 x105 ascott@citiuspharma.com 42